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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


          Date of Report (Date of Earliest Event Reported): May 9, 2002


                               ACADIA REALTY TRUST
             (Exact name of registrant as specified in its charter)


         Maryland                       1-12002                  23-2715194
------------------------------        ------------           -------------------
      (State or other                 (Commission             (I.R.S. Employer
jurisdiction of incorporation)        File Number)           Identification No.)


                            20 Soundview Marketplace
                         Port Washington, New York 11050
               (Address of principal executive offices) (Zip Code)


                                 (516) 767-8830
              (Registrant's telephone number, including area code)



          (Former name or former address, if changed since last report)


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ITEM 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c) Exhibits.

99.1     Quarterly Supplemental Disclosure - March 31, 2002

ITEM 9. Regulation FD Disclosure

         The Registrant, Acadia Realty Trust, hereby makes available as an exhibit to this filing, supplemental information concerning the ownership, operations and portfolio of the Registrant as of March 31, 2002. The information included in this Current Report on Form 8-K (including the exhibit hereto) is furnished pursuant to Item 9 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)
(2) of the Securities Act of 1933, as amended. This Report (including the exhibit hereto) will not be deemed an admission as to the materiality of any information required to be disclosed solely to satisfy the requirements of Regulation FD.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       ACADIA REALTY TRUST
                                          (Registrant)


Date: May 9, 2002                      By: /s/ Perry Kamerman
                                           ------------------------------------
                                           Name:  Perry Kamerman
                                           Title: Sr. Vice President and
                                                  Chief Financial Officer



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